(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
September 30, 2001


CMA New Jersey
Municipal Money Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA New Jersey
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 2001, CMA New Jersey
Municipal Money Fund paid shareholders a net annualized yield of 2.21%.* As of September 30, 2001, the Fund's 7-day yield was 1.78%.


Economic Environment
Since our last report to shareholders, US financial markets weakened further as the economy continued to move closer to recessionary territory. In the second quarter of 2001, US gross domestic product
(GDP) increased by a sluggish 0.3% after growing 1.3% during the first quarter. (Should the economy's GDP register two consecutive quarters of negative growth, the economy would then be considered in a recession.) The terrorist attacks on New York City and Washington, DC, which occurred just prior to the end of the period, caused further damage to an already fragile economic environment. In response to this slowdown, the Federal Reserve Board aggressively continued to lower short-term interest rates in an attempt to stabilize the economy. With an additional 50 basis point (0.50%) cut of the Federal Funds rate on October 2, 2001, the Federal Reserve Board has eased monetary policy nine times since the beginning of 2001, moving short-term interest rates to their lowest levels in decades. Despite the efforts of the Federal Reserve Board, equity markets were hard hit by weakening consumer demand and narrowing profit margins. Both the Dow Jones Industrial Average and the NASDAQ Composite Index recorded double-digit percentage losses for the period. In fixed-income markets, the very short end of the Treasury yield curve performed well as a result of the Federal Reserve Board interest rate cuts. The yields on the three-month Treasury bill, six-month Treasury bill and two-year Treasury note dropped 1.88%, 1.78% and 1.36%, respectively. In the coming months, investors should have a better sense of the scope and effectiveness of the US Government's military and economic response to the September attacks. By
September 30, 2001, Congress was still in the process of finalizing a substantial economic stimulus package that could exceed $100 billion.


Investment Strategy
During the six-month period ended September 30, 2001, CMA New Jersey Municipal Money Fund continued to pursue a neutral investment strategy, and we maintained the Fund's average portfolio maturity in the range of 45 days - 50 days. New Jersey short-term note yields trended lower during the period as the Federal Reserve Board continued to cut short-term borrowing rates, and the US economy remained weak. The yield on a one-year note fell 100 basis points to end the period in the 2.15% - 2.20% range. Municipal notes remained an important tool in managing the Fund's average portfolio maturity and properly diversifying the Fund's assets. The Fund remained active in the note market for these reasons, allocating 18.5% of assets to this sector. The majority of the Fund's purchases provided yields in the 2.50% - 2.60% range and are expected to perform well through their maturity range of six months - 12 months. The largest single new issuance during the period was the State of New Jersey tax-exempt commercial paper program. This year's borrowing for fiscal year 2002 was $800 million, a 33% increase compared to 2001. The Fund purchased $25 million at yields between 2.25% - 2.35%.
The state will use the proceeds from this offering to meet its short-term cash obligations through June 2002. New Jersey continued to maintain a strong, long-term debt AA rating from the major rating agencies but like most states across the country, New Jersey experienced a substantial drop in tax revenues as a result of the slowing economy.

In the coming months, we will focus on year end, seeking opportunities to secure attractive yields through the first quarter of 2002. The calendar first quarter is historically a time of increased asset inflows into the short-term market and is characterized by a corresponding drop in short-term municipal yields as a result of strong demand. Finally, our investment strategy implemented during the period continued to provide shareholders with a well-diversified and high-quality portfolio.


In Conclusion
We thank you for your continued support of CMA New Jersey Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Steven T. Lewis)
Steven T. Lewis
Vice President and Portfolio Manager



October 26, 2001


The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH


A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



CMA NEW JERSEY MUNICIPAL MONEY FUND
PROXY RESULTS


During the six-month period ended September 30, 2001, CMA New Jersey Municipal Money Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 20, 2001, except for Proposal 4, which was adjourned until the next shareholder meeting on October 18, 2001. The description of each proposal and number of shares voted are as follows:

                                                                      Shares Voted     Shares Withheld
                                                                          For            From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn            1,212,869,226      11,416,968
                                             Ronald W. Forbes          1,217,052,491       7,223,703
                                             Cynthia A. Montgomery     1,217,117,953       7,168,241
                                             Charles C. Reilly         1,216,982,080       7,304,114
                                             Kevin A. Ryan             1,216,923,282       7,362,912
                                             Roscoe S. Suddarth        1,216,771,792       7,514,402
                                             Richard R. West           1,217,273,482       7,012,712
                                             Edward D. Zinbarg         1,217,072,797       7,213,397

                                                                        Shares Voted     Shares Voted     Shares Voted
                                                                            For            Against          Abstain
2. To approve to convert the Fund to a "master/feeder" structure.      1,195,179,450      22,118,078       6,988,666
3. To approve to divide the Fund's shares into additional classes.     1,193,364,950      23,927,659       6,993,585
4. To change the Fund's investment restrictions.                         Adjourned        Adjourned        Adjourned


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001                                                          (IN THOUSANDS)
                  Face
State            Amount                                     Issue                                              Value
New Jersey--     $ 4,452   Allendale, New Jersey, Board of Education, BAN, 3.25% due 1/07/2002                $    4,459
73.7%             20,200   Atlantic City, New Jersey, BAN, 3.50% due 6/06/2002                                    20,295
                   5,222   Bayonne, New Jersey, GO, BAN, 3.50% due 7/12/2002                                       5,245
                   7,000   Bayonne, New Jersey, GO, TAN, 3.40% due 10/01/2001                                      7,000
                  11,070   Bayonne, New Jersey, GO, Temporary Notes, 3.50% due 7/12/2002                          11,121
                           Camden County, New Jersey, Improvement Authority Revenue Bonds, VRDN (e):
                  24,500      (Harvest Village Senior Redevelopment Project), Series A, 2.50%
                              due 7/01/2029                                                                       24,500
                   1,315      (Jewish Community Center Project), 2.05% due 12/01/2010                              1,315
                  13,900      (Parkview Redevelopment Housing Project), AMT, 2.25% due 7/01/2026                  13,900
                   2,465   Camden County, New Jersey, Improvement Authority, Special Revenue
                           Bonds, VRDN, 2.21% due 9/01/2026 (e)                                                    2,465
                  13,500   Clifton, New Jersey, GO, Refunding, BAN, 3.25% due 7/25/2002                           13,562
                   6,902   Clipper Tax-Exempt, COP, VRDN, Series 1998-6, 2.38% due 10/01/2017 (e)                  6,902
                           Cranbury Township, New Jersey, GO, BAN:
                   2,400      4.25% due 1/10/2002                                                                  2,410
                   1,500      3.50% due 7/17/2002                                                                  1,509
                   8,500   Delaware River and Bay Authority, Delaware, Revenue Bonds, VRDN,
                           Series B, 2.20% due 1/01/2030 (a)(e)                                                    8,500
                  19,970   Eagle Tax-Exempt Trust, New Jersey, GO, VRDN, Series 94C-3005,
                           2.18% due 2/15/2007 (e)                                                                19,970
                   4,152   East Amwell Township, New Jersey, GO, BAN, 3.75% due 3/08/2002                          4,160
                           East Brunswick Township, New Jersey, BAN:
                   2,400      4.75% due 10/11/2001                                                                 2,400
                  11,196      3.25% due 1/18/2002                                                                 11,206
                  25,600   Hudson County, New Jersey, Improvement Authority Revenue Bonds
                           (Essential Purpose Pooled Government), VRDN, 2.20% due 7/15/2026 (e)                   25,600
                  16,665   Jersey City, New Jersey, GO, BAN, 3.25% due 7/02/2002                                  16,729
                  19,750   Jersey City, New Jersey, GO, Promissory Notes, 4% due 3/01/2002                        19,809
                           Lakewood Township, New Jersey, BAN:
                   2,094      4.75% due 10/05/2001                                                                 2,094
                   3,173      4.25% due 1/11/2002                                                                  3,178
                   2,365   Mercer County, New Jersey, Improvement Authority Revenue Bonds
                           (Mercer Inc. Project), VRDN, 2.15% due 12/01/2018 (e)                                   2,365
                  17,480   Montgomery Township, New Jersey, GO, BAN, 4.60% due 12/05/2001                         17,490
                  14,075   Municipal Securities Trust Certificates, New Jersey Transportation
                           Revenue Bonds, VRDN, Series 1998-64, Class A, 2.15% due 1/01/2012 (c)(e)               14,075
                   6,745   Municipal Securities Trust Certificates Revenue Bonds, VRDN,
                           Series 2000-107, Class A, 2.65% due 5/19/2009 (c)(e)                                    6,745
                   8,410   New Brunswick, New Jersey, BAN, 3.25% due 8/21/2002                                     8,450
                   2,500   New Brunswick, New Jersey, GO, TAN, 3.25% due 2/28/2002                                 2,506
                   9,200   New Brunswick, New Jersey, Parking Authority Revenue Bonds
                           (Project Notes), 3.35% due 5/01/2002                                                    9,234


Portfolio Abbreviations for CMA New Jersey Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
ARCS     Auction Rate Certificates
BAN      Bond Anticipation Notes
COP      Certificates of Participation
CP       Commercial Paper
DATES    Daily Adjustable Tax-Exempt Securities
EDA      Economic Development Authority
EDR      Economic Development Revenue Bonds
GO       General Obligation Bonds
IDR      Industrial Development Revenue Bonds
MSTR     Municipal Securities Trust Receipts
PCR      Pollution Control Revenue Bonds
TAN      Tax Anticipation Notes
TRAN     Tax Revenue Anticipation Notes
VRDN     Variable Rate Demand Notes


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)                                              (IN THOUSANDS)
                  Face
State            Amount                                     Issue                                              Value
New Jersey       $ 4,105   New Jersey Building Authority, State Building Revenue Refunding Bonds,
(continued)                4.75% due 6/15/2002                                                                $    4,158
                           New Jersey EDA, EDR, Refunding (e):
                  32,900      (Airis Newark LLC Project), ARCS, AMT, 2.15% due 1/01/2019 (a)                      32,900
                  18,800      (Foreign Trade Zone Project), VRDN, 2.50% due 12/01/2007                            18,800
                   5,300      (Jewish Community Foundation Metro West), VRDN, 2.10% due 12/01/2018                 5,300
                   2,158      (RJB Associates Project), VRDN, 2.10% due 8/01/2008                                  2,158
                  16,895      (Stolthaven Project), VRDN, Series A, 2.50% due 1/15/2018                           16,895
                           New Jersey EDA, EDR, VRDN (e):
                   2,590      (CVC Specialty Chemicals), AMT, 2.25% due 5/01/2011                                  2,590
                   9,100      (Diocese of Metuchen), 2.05% due 3/01/2026                                           9,100
                   3,550      (Eatem Realty Company), AMT, 2.35% due 9/01/2013                                     3,550
                     560      (International Vitamin Corp. Project), AMT, 2.20% due 5/01/2003                        560
                   8,275      (MZR Real Estate LP Project), AMT, 2.20% due 12/01/2026                              8,275
                   1,215      (Park Lane Association Project), AMT, 2.25% due 4/01/2010                            1,215
                   1,000      (Saint Peter's Preparatory School), 2.15% due 1/01/2010                              1,000
                   2,720      (Wyckoff Family YMCA Project), 2.25% due 10/01/2017                                  2,720
                     975   New Jersey EDA, IDR (Plastic Suppliers Inc. Project), VRDN, AMT,
                           2.55% due 6/01/2006 (e)                                                                   975
                   4,000   New Jersey EDA, Industrial and Economic Development Revenue Bonds
                           (Tru Urban Renewal Co.), DATES, 2.25% due 4/01/2019 (e)                                 4,000
                           New Jersey EDA, Natural Gas Facilities Revenue Bonds, VRDN, AMT (a)(e):
                   4,200      (NUI Corporation Project), Series A, 2.60% due 6/01/2026                             4,200
                   8,600      (New Jersey Natural Gas Co. Project), Series B, 2.60% due 8/01/2030                  8,600
                           New Jersey EDA, Natural Gas Facilities, Revenue Refunding Bonds
                           (New Jersey Natural Gas Co. Project), VRDN, AMT (a)(e):
                  18,500      Series A, 2.60% due 8/01/2030                                                       18,500
                   5,600      Series B, 1.95% due 1/01/2028                                                        5,600
                           New Jersey EDA, PCR, Refunding (Public Service Electric & Gas Co.),
                           VRDN, Series A (d)(e):
                   2,145      2.15% due 3/01/2012                                                                  2,145
                  15,000      1.92% due 9/01/2012                                                                 15,000
                   5,000   New Jersey EDA, Port Facility Revenue Bonds (Trailer Marine Crowle),
                           VRDN, 2.45% due 2/01/2002 (e)                                                           5,000
                           New Jersey EDA, Revenue Bonds, CP:
                  14,700      (Chambers Cogeneration Project), Series 91, 2.10% due 10/09/2001                    14,700
                  13,400      (Chambers Cogeneration Project), Series 91, 2.30% due 12/06/2001                    13,400
                  12,200      (Keystone Project), Series 92, 2.10% due 10/09/2001                                 12,200
                  19,500      (Keystone Project), Series 92, 2.40% due 11/06/2001                                 19,500
                           New Jersey EDA, Revenue Bonds, VRDN (e):
                   3,885      (Accurate Box Co. Inc. Project), AMT, 2.25% due 11/01/2009                           3,885
                   2,115      (The Arc of Somerset County Inc.), 2.15% due 7/01/2020                               2,115
                   3,020      (Catholic Charities), 2.10% due 10/01/2013                                           3,020
                     500      (E.P. Henry Corp. Project), AMT, 2.15% due 3/01/2005                                   500
                   1,200      (Economic Growth--Patterson), AMT, 2% due 1/01/2005                                  1,200
                   2,300      (Economic Growth--Patterson), AMT, 2% due 1/01/2016                                  2,300
                   9,500      (Hoffman-La Roche Inc. Project), AMT, 2.60% due 11/01/2011                           9,500
                   4,230      (Ocean County YMCA Inc. Project), 2.15% due 9/01/2021                                4,230
                   8,500      (The Peddie School Project), 1.90% due 2/01/2029                                     8,500
                   2,200      (The Peddie School Project), 2.10% due 2/01/2026                                     2,200
                   2,000      (The Peddie School Project), Series B, 2.95% due 2/01/2019                           2,000
                   2,350      (US Golf Association Project), 2.10% due 5/01/2023                                   2,350
                   3,865      (Urban League Project), 2.15% due 8/01/2019                                          3,865


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)                                              (IN THOUSANDS)
                  Face
State            Amount                                     Issue                                              Value
New Jersey                 New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water
(concluded)                of New Jersey Inc. Project), VRDN (a)(e):
                 $ 1,550      AMT, Series C, 2.65% due 11/01/2025                                             $    1,550
                  18,875      Series A, 2.65% due 11/01/2026                                                      18,875
                  85,795   New Jersey Sports and Exposition Authority, State Contract Revenue
                           Bonds, VRDN, Series C, 2% due 9/01/2024 (d)(e)                                         85,795
                   2,900   New Jersey State Educational Facilities Authority, Revenue Bonds
                           (Centenary College Issue), VRDN, Series F, 2.05% due 10/01/2020 (e)                     2,900
                  40,145   New Jersey State Educational Facilities Authority, Revenue Refunding
                           Bonds (College of New Jersey), VRDN, Series A, 2.10% due 7/01/2029 (a)(e)              40,145
                  69,500   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                           VRDN, Series D, 2.20% due 1/01/2018 (b)(e)                                             69,500
                  10,000   North Hunterdon, New Jersey, Regional High School, GO, Temporary Notes,
                           3.35% due 1/25/2002                                                                    10,023
                   9,500   North Plainfield, New Jersey, Board of Education, Temporary Notes, 3.20%
                           due 9/12/2002                                                                           9,562
                   5,700   Rockaway Township, New Jersey, GO, BAN, 3.40% due 7/25/2002                             5,731
                   3,063   Saddle Brook Township, New Jersey, BAN, 3.75% due 2/08/2002                             3,067
                   7,300   Salem County, New Jersey, Industrial Pollution Control Financing Authority
                           Revenue Bonds (E.I. du Pont de Nemours), VRDN, 2.35% due 3/01/2012 (e)                  7,300
                  10,200   Salem County, New Jersey, Pollution Control Financing Authority,
                           PCR, Refunding (Public Service Electric and Gas), VRDN, AMT, 2.25%
                           due 4/01/2031 (d)(e)                                                                   10,200
                           State of New Jersey, GO, TRAN, CP, Series 2002A:
                  15,000      2.25% due 11/08/2001 (d)                                                            15,000
                  10,000      2.35% due 2/08/2002                                                                 10,000
                  13,000   Vineland, New Jersey, GO, Refunding, BAN, AMT, 3.75% due 1/17/2002                     13,029
                   4,777   Washington Township, New Jersey, Warren County, GO, BAN, 3.80% due
                           3/01/2002                                                                               4,786
                   5,398   West Deptford Township, New Jersey, BAN, 4% due 2/28/2002                               5,420
                   6,481   West Milford Township, New Jersey, GO, Refunding, BAN, 3.40% due 1/18/2002              6,489
                   6,741   West Windsor Township, New Jersey, BAN, 3.40% due 12/07/2001                            6,748
                   3,981   Wood-Ridge Boro, New Jersey, BAN, 3.875% due 2/28/2002                                  3,989

New York/New               Port Authority of New York and New Jersey, CP:
Jersey--21.1%     10,085      2.50% due 10/01/2001                                                                10,085
                  31,410      2.40% due 11/06/2001                                                                31,410
                  12,000      2.45% due 1/15/2002                                                                 12,000
                  22,127      2.35% due 1/11/2002                                                                 22,127
                           Port Authority of New York and New Jersey, Special Obligation Revenue
                           Refunding Bonds (Versatile Structure Obligation), VRDN (e):
                  55,700      AMT, Series 1R, 2.65% due 8/01/2028                                                 55,700
                  48,250      AMT, Series 4, 2.80% due 4/01/2024                                                  48,250
                  30,150      AMT, Series 6, 2.80% due 12/01/2017                                                 30,150
                   8,000      Series 2, 2.70% due 5/01/2019                                                        8,000
                  10,800      Series 3, 2.60% due 6/01/2020                                                       10,800
                  28,800      Series 5, 2.65% due 8/01/2024                                                       28,800


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONCLUDED)                                              (IN THOUSANDS)
                  Face
State            Amount                                     Issue                                              Value
Puerto                     Government Development Bank, Puerto Rico, CP:
Rico--4.8%       $12,203      2.20% due 10/19/2001                                                            $   12,203
                  15,721      1.90% due 10/31/2001                                                                15,721
                           Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN (e):
                  23,010      Series SGA-43, 2.20% due 7/01/2022                                                  23,010
                   6,700      Series SGA-44, 2.20% due 7/01/2023                                                   6,700

                           Total Investments (Cost--$1,212,965*)--99.6%                                        1,212,965

                           Other Assets Less Liabilities--0.4%                                                     5,213
                                                                                                              ----------
                           Net Assets--100.0%                                                                 $1,218,178
                                                                                                              ==========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
*Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2001
Assets:
Investments, at value (identified cost--$1,212,965,185)                                                  $ 1,212,965,185
Cash                                                                                                             106,137
Interest receivable                                                                                            5,732,008
Prepaid registration fees and other assets                                                                       144,311
                                                                                                         ---------------
Total assets                                                                                               1,218,947,641
                                                                                                         ---------------

Liabilities:
Payables:
   Investment adviser                                                                  $      424,855
   Distributor                                                                                286,302            711,157
                                                                                       --------------
Accrued expenses and other liabilities                                                                            58,494
                                                                                                         ---------------
Total liabilities                                                                                                769,651
                                                                                                         ---------------

Net Assets                                                                                               $ 1,218,177,990
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $   121,818,882
Paid-in capital in excess of par                                                                           1,096,369,609
Accumulated realized capital losses--net                                                                        (10,501)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 1,218,188,819 shares of
beneficial interest outstanding                                                                          $ 1,218,177,990
                                                                                                         ===============

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Investment Income:
Interest and amortization of premium and discount earned                                                 $    17,744,697

Expenses:
Investment advisory fees                                                               $    2,750,421
Distribution fees                                                                             767,328
Accounting services                                                                           119,491
Transfer agent fees                                                                            62,168
Custodian fees                                                                                 39,190
Professional fees                                                                              31,568
Registration fees                                                                              13,795
Printing and shareholder reports                                                               13,360
Pricing fees                                                                                    7,143
Trustees' fees and expenses                                                                     4,287
Other                                                                                           8,037
                                                                                       --------------
Total expenses                                                                                                 3,816,788
                                                                                                         ---------------
Investment income--net                                                                                        13,927,909
                                                                                                         ---------------

Net Increase in Net Assets Resulting from Operations                                                     $    13,927,909
                                                                                                         ===============

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                       For the Six          For the
                                                                                       Months Ended        Year Ended
                                                                                      September 30,        March 31,
                                                                                           2001               2001
Increase (Decrease) in Net Assets:

Operations:
Investment income--net                                                                $    13,927,909    $    36,046,974
Realized gain on investments--net                                                                  --              4,333
                                                                                      ---------------    ---------------
Net increase in net assets resulting from operations                                       13,927,909         36,051,307
                                                                                      ---------------    ---------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                    (13,927,909)       (36,046,974)
                                                                                      ---------------    ---------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                        2,048,054,163      4,364,569,465
Value of shares issued to shareholders in reinvestment of dividends                        13,927,561         36,049,983
                                                                                      ---------------    ---------------
                                                                                        2,061,981,724      4,400,619,448
Cost of shares redeemed                                                               (2,153,198,184)    (4,177,217,126)
                                                                                      ---------------    ---------------
Net increase (decrease) in net assets derived from beneficial interest transactions      (91,216,460)        223,402,322
                                                                                      ---------------    ---------------

Net Assets:
Total increase (decrease) in net assets                                                  (91,216,460)        223,406,655
Beginning of period                                                                     1,309,394,450      1,085,987,795
                                                                                      ---------------    ---------------
End of period                                                                         $ 1,218,177,990    $ 1,309,394,450
                                                                                      ===============    ===============

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                     For the Six
provided in the financial statements.                  Months Ended
                                                      September 30,              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    2001           2001          2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of period                   $     1.00     $     1.00   $     1.00   $     1.00    $     1.00
                                                       ----------     ----------   ----------   ----------    ----------
Investment income--net                                        .01            .03          .03          .03           .03
Realized gain on investments--net                              --           --++         --++         --++          --++
                                                       ----------     ----------   ----------   ----------    ----------
Total from investment operations                              .01            .03          .03          .03           .03
                                                       ----------     ----------   ----------   ----------    ----------
Less dividends from investment income--net                  (.01)          (.03)        (.03)        (.03)         (.03)
                                                       ----------     ----------   ----------   ----------    ----------
Net asset value, end of period                         $     1.00     $     1.00   $     1.00   $     1.00    $     1.00
                                                       ==========     ==========   ==========   ==========    ==========

Total Investment Return                                    2.21%*          3.35%        2.74%        2.71%         2.97%
                                                       ==========     ==========   ==========   ==========    ==========

Ratios to Average Net Assets:
Expenses                                                    .62%*           .62%         .64%         .66%          .66%
                                                       ==========     ==========   ==========   ==========    ==========
Investment income--net                                     2.26%*          3.27%        2.71%        2.65%         2.92%
                                                       ==========     ==========   ==========   ==========    ==========

Supplemental Data:
Net assets, end of period (in thousands)               $1,218,178     $1,309,394   $1,085,988   $1,017,235    $  799,997
                                                       ==========     ==========   ==========   ==========    ==========

*Annualized.
++Amount is less than $.01 per share.

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of
CMA Multi-State Municipal Series Trust (the "Trust"). The
Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are preparedin conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement ofthe results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.


CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2001, the Fund reimbursed FAM $18,106 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:
At March 31, 2001, the Fund had a net capital loss carryforward of approximately $11,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



CMA New Jersey Municipal Money Fund
Officers and Trustees


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO
[(800) 262-4636].